Arrow DWA Tactical ETF

Ticker: DWAT

(a series of Arrow Investments Trust)

Supplement dated September 30, 2015
to the Prospectus dated September 29, 2014, as amended

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The second paragraph in the section titled “DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES” in the Prospectus is replaced in its entirety with the following:

Ordinarily, dividends from net investment income, if any, are declared and paid annually by the Fund.  The Fund distributes its net realized capital gains, if any, to shareholders annually.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated September 29, 2014, as amended. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.

Please retain this Supplement for future reference.